UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10491
                                                     ---------------------

                         Nuveen Real Estate Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT December 31, 2005

Nuveen Investments
Exchange-Traded
Closed-End
Funds

                                                  NUVEEN REAL ESTATE INCOME FUND
                                                                             JRS



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HIGH CURRENT INCOME FROM A PORTFOLIO OF COMMERCIAL REAL ESTATE INVESTMENTS


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

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

PHOTO OF: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

I am very pleased to report that for the year ended December 31, 2005, your Fund continued to provide you with attractive monthly distributions and diversified exposure to the real estate investment marketplace. For more information on the Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly cash flow, a real estate oriented investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.


"IN ADDITION TO PROVIDING REGULAR MONTHLY CASH FLOW, A REAL ESTATE ORIENTED INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy
- just follow the step-by-step instructions.

As we noted in our last shareholder report, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), had sold a substantial portion of its stake in Nuveen. Since then, St. Paul has sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affected Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. Sincerely,

/s/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 15, 2006

Nuveen Real Estate Income Fund
(JRS)

Portfolio Managers'
         COMMENTS

The Nuveen Real Estate Income Fund is subadvised by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of J. P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 22 years' experience in managing real estate investments, lead the team. Here they review the economic environment, key investment strategies and performance of the Fund for the 12-month period ended December 31, 2005.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND TRENDS IN THE REAL ESTATE SECURITIES MARKET OVER THE COURSE OF 2005?

During 2005, real estate stocks generated attractive returns driven by healthy job growth, moderate levels of new construction, and broadly-based investment demand for real estate assets. Unlike the uneven operating environment in 2004, most property markets experienced solid increases in occupancy and improved rental rates in 2005.

In contrast, 2005 proved to be a tough year in the fixed-income markets, with yields rising (and prices falling) at most points on the yield curve. This challenging environment was reflected in the lackluster performance of many REIT preferred stocks over this period.

There was a wave of privatization in 2005, with announced or completed M&A transactions involving public real estate companies totaling $35.0 billion. While elevated from longer-term historical levels, these 2005 transaction totals only moderately exceeded the $29.7 billion recorded in 2004. However, they were uniquely characterized by the large number of platform privatization announcements, including Arden Realty, one of the largest investments in the JRS portfolio. Arden, AMLI Residential Properties (another large Fund holding) and at least 12 other public companies drew the attention of institutional investors in pursuit of attractive asset portfolios, development pipelines and management capabilities.

With abundant and attractively priced private joint venture capital, real estate companies evidenced discipline in 2005 in their use of public common equity capital, particularly in light of attractive stock pricing. Issuance of new common equity totaled $9.1 billion in 2005 including $2.2 billion during the fourth quarter as compared to 2004 totals of $13.3 billion and $2.5 billion, respectively.

WHAT STRATEGIES AND TACTICS DID YOU USE TO MANAGE THE FUNDS' ASSETS?

During the year, we continued to focus on those securities that we believed were best positioned to generate sustainable income and potential price appreciation over the long run. In managing the portfolio, we sought to maintain significant diversification while taking into account company credit quality, sector and geographic exposure and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security.

The ability to shift allocations between preferred and common stocks of real estate companies, based on the relative attractiveness of these two distinct markets, remained an important tool in managing JRS for income and long-term capital appreciation. Beginning in 2004, an environment characterized by rising interest rates indicated a shift in the risk and reward characteristics of common stocks versus preferred stocks. As a result, we significantly tilted the portfolio toward common stocks, especially those of companies exhibiting the greatest potential in an improving economy. We maintained the portfolio's tilt toward common stocks in 2005. At year end, the portfolio continued to emphasize companies and property types with a cyclical orientation associated with shorter lease terms. In addition, we favored the strongest markets and locations where we believed there was value enhancement potential, as well as the potential for a real inflation hedge over the long term. In addition, last year's portfolio trading activity included participation in seven initial public offerings. Among these were three during the fourth quarter - Newkirk Realty Trust (an owner and acquirer of net lease properties), Cogdell Spencer (an acquirer and developer of medical office properties), and Republic Property Trust (an owner and developer of office properties focused in the Washington D.C. metropolitan area).

As of December 31, 2005, the portfolio allocations were 70.6% to common stocks, 29.0% to preferred stocks, of which 2.8% was in convertible preferred securities, and 0.4% was in short-term repurchase agreements.

HOW DID THE FUND PERFORM?

Fund performance results, as well as the performance of two real estate indexes, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For the 12-month period ended December 31, 2005

JRS                                 7.42%
--------------------------------------------------------------------------------
Comparative benchmark1              7.50%
--------------------------------------------------------------------------------
Dow Jones Wilshire
Real Estate Securities Index2      13.85%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. Current performance may be higher or lower than the data shown.

Since 2003, we have been gradually and selectively shifting the portfolio's property type weightings from a largely defensive posture to one better positioned with respect to a growing economy, while at all times remaining highly focused on the current objectives of the Fund. During 2005 we pursued this strategy by increasing the portfolio's allocation toward more cyclically sensitive multifamily companies as well as mall companies. This research-based theme performed relatively well, as our specific selections within these sectors outperformed the respective sector components of the comparative benchmark.

Conversely, in seeking to maintain the income objective of the Fund, our investments in the higher yielding, but historically defensive Health Care sector underperformed the comparative benchmark as a whole.

In addition, it is important to note that investing in preferred stock remains an important component of the income and appreciation strategy of JRS. Preferred securities are included in the comparative benchmark, but not in broader real estate securities indices, like the Dow Jones Wilshire Real Estate Securities Index (WARESI). These securities remained a significant allocation in the Fund's portfolio over the course of the year.
As noted earlier, the rising interest rate environment experienced during 2005 constrained the performance of many real estate preferred stocks. While we believe holding these securities helped the Fund's overall risk profile, it did create a drag on performance when compared to an all common stock index like the WARESI.



1 The comparative benchmark return is calculated using the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL Financial L C real estate database.

2 The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies.

Distribution and Share Price
        INFORMATION


In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferredTM. This provides a degree of financial leverage that can increase share price volatility, but also can enhance Fund returns and supplement the income available to pay common shareholder distributions. This leveraging strategy provided incremental income and helped enhance shareholder distributions over the 12-month period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. The Fund declared a monthly distribution increase in September to $0.1450 per share.

Under its managed distribution policy, the Fund pays monthly distributions that are derived from a variety of sources for income tax reporting purposes. These may include ordinary income, net realized capital gains, and, under certain circumstances, a return of capital. Every month, the Fund prepares an estimate of the sources for tax purposes of that month's distribution, and then posts that estimate on the Nuveen Funds' website at www.nuveen.com/etf. The final determination of the tax characteristics of all of a calendar year's distributions are made after December 31 each year, and this information is then reported on Form 1099-DIV early in the following year. The final tax characterization of distributions may vary from the estimates provided monthly throughout the course of the year. At the end of 2005, 18.22% of the Fund's distributions to Common shareholders represented ordinary income and 81.78% represented net realized long-term capital gains. In addition, these final tax characteristics of distributions likely will vary from the sources identified in the Fund's financial statements, because the rules governing determination of tax characteristics of distributions differ in many respects from generally accepted accounting principles.

As of December 31, 2005, the Fund was trading at a -10.68% discount to its net asset value, compared with an average discount of -9.82% for the entire 12-month period.

Nuveen Real Estate Income Fund
JRS

Performance
     OVERVIEW  As of December 31, 2005


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
Common Stocks                  70.6%
Preferred Stocks               29.0%
Short-Term Investments          0.4%

Bar Chart:
2005 MONTHLY DISTRIBUTIONS PER SHARE
Jan                            0.135
Feb                            0.135
Mar                            0.135
Apr                            0.135
May                            0.135
Jun                            0.135
Jul                            0.135
Aug                            0.135
Sep                            0.145
Oct                            0.145
Nov                            0.145
Dec                            0.145

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/01/05                       20.58
                              20.2
                              19.28
                              19.28
                              19.38
                              19.5
                              19.42
                              18.94
                              19.19
                              19.15
                              19.24
                              19.37
                              19.39
                              19.44
                              19.42
                              19.15
                              19.04
                              18.94
                              19
                              19.24
                              19.51
                              19.76
                              19.96
                              20.14
                              20.18
                              20.23
                              20.3
                              20.47
                              20.45
                              20.3
                              20.38
                              20.3
                              20.3
                              20
                              19.4
                              19.5
                              19.48
                              19.7
                              19.8
                              19.86
                              19.87
                              19.98
                              20.1
                              20.18
                              20.03
                              19.8
                              19.73
                              19.3
                              19.23
                              19.3
                              19.02
                              19.05
                              18.99
                              18.63
                              18.07
                              17.68
                              18.1
                              17.69
                              17.6
                              17.85
                              18.08
                              18.25
                              18.11
                              18.24
                              18.32
                              18.55
                              18.42
                              18.46
                              18.65
                              18.48
                              18.4
                              18.44
                              18.42
                              18.6
                              18.58
                              18.58
                              18.7
                              18.9
                              19.15
                              19.49
                              19.38
                              19.4
                              19.4
                              19.37
                              19.45
                              19.45
                              19.68
                              19.95
                              20.22
                              20.39
                              20.19
                              20.02
                              19.92
                              19.93
                              19.98
                              20.02
                              20.22
                              20.17
                              20.26
                              19.9
                              19.59
                              19.57
                              19.6
                              19.77
                              19.91
                              20.1
                              20.19
                              20.02
                              20.06
                              20.16
                              20.15
                              20.17
                              20.04
                              20.02
                              20.07
                              20.05
                              20.13
                              20.2
                              20.2
                              20.19
                              20.16
                              20.11
                              20.1
                              20
                              20.09
                              20.25
                              20.33
                              20.38
                              20.5
                              20.5
                              20.69
                              20.92
                              20.98
                              20.83
                              20.38
                              20.4
                              20.59
                              20.6
                              20.76
                              20.67
                              20.66
                              20.73
                              20.8
                              20.97
                              21.2
                              21.2
                              21.2
                              21.2
                              21.18
                              21.23
                              21
                              20.18
                              19.04
                              19.42
                              19.55
                              19.42
                              19.48
                              19.6
                              19.56
                              19.4
                              19.15
                              19.02
                              19.05
                              19.18
                              19.25
                              19.41
                              19.38
                              19.41
                              19.4
                              19.65
                              19.76
                              19.88
                              20.2
                              20.25
                              20.24
                              20.4
                              20.53
                              20.28
                              20.28
                              20.29
                              20.29
                              20.23
                              20.01
                              19.8
                              19.75
                              20
                              20
                              19.99
                              19.96
                              20.1
                              20.35
                              20.56
                              20.45
                              20.09
                              19.99
                              19.93
                              19.84
                              19.87
                              19.25
                              19.09
                              19.31
                              19.54
                              19.33
                              19.36
                              19.13
                              19.28
                              19.63
                              19.77
                              19.65
                              19.6
                              19.85
                              19.92
                              19.75
                              19.72
                              19.72
                              19.59
                              19.67
                              19.62
                              19.76
                              19.68
                              19.64
                              19.57
                              19.48
                              19.22
                              19.34
                              19.55
                              19.65
                              19.7
                              19.85
                              19.88
                              19.87
                              19.9
                              19.95
                              20.01
                              20.03
                              19.89
                              19.8
                              19.68
                              19.82
                              19.82
                              19.9
                              19.9
                              19.76
                              19.76
                              19.72
                              19.59
                              19.4
                              19.55
                              19.74
                              19.8
                              19.85
                              19.85
                              19.8
                              19.99
12/31/05                      19.99

FUND SNAPSHOT
------------------------------------
Common Share Price            $19.99
------------------------------------
Common Share Net Asset Value  $22.38
------------------------------------
Premium/(Discount) to NAV    -10.68%
------------------------------------
Market Yield1                  8.70%
------------------------------------
Net Assets Attributable to
Common Shares ($000)        $629,649
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Office Properties              32.7%
------------------------------------
Apartments                     17.9%
------------------------------------
Regional Malls                 12.5%
------------------------------------
Diversified                    10.9%
------------------------------------
Health Care Property            8.5%
------------------------------------
Shopping Centers                7.1%
------------------------------------
Hotels                          5.3%
------------------------------------
Short-Term Investments          0.4%
------------------------------------
Other                           4.7%
------------------------------------

TOP FIVE COMMON STOCK ISSUERS
(as a % of total investments)
------------------------------------
The Macerich Company            8.2%
------------------------------------
Arden Realty, Inc.              7.2%
------------------------------------
Mack-Cali Realty Corporation    6.8%
------------------------------------
AvalonBay Communities, Inc.     5.8%
------------------------------------
Reckson Associates Realty
Corporation                     5.1%
------------------------------------

TOP FIVE PREFERRED STOCK ISSUERS
(as a % of total investments)
------------------------------------
Crescent Real Estate
Equities Company                5.6%
------------------------------------
Apartment Investment &
Management Company              3.9%
------------------------------------
Home Properties Inc.            3.0%
------------------------------------
The Mills Corp.                 2.6%
------------------------------------
LaSalle Hotel Properties        1.9%
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
            ON SHARE PRICE    ON NAV
------------------------------------
1-Year              4.75%      7.42%
------------------------------------
Since Inception    16.38%     20.61%
------------------------------------


1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Shareholder
       MEETING REPORT

Approval of the new investment management agreement and sub-advisory agreements were the proposals voted upon at the July 26, 2005, shareholder meeting held at The Northern Trust Bank.

Approval of the Board Members was the proposal voted upon at the November 15, 2005, shareholder meeting held at the offices of Nuveen Investments.

                                                                                                                             JRS
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT WAS
REACHED AS FOLLOWS:
                                                                                                                          Common and
                                                                                                         Taxable Auctioned Preferred
                                                                                                                       shares voting
                                                                                                                 together as a class
====================================================================================================================================
   For                                                                                                                    26,912,907
   Against                                                                                                                   162,629
   Abstain                                                                                                                   273,326
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                  27,348,862
====================================================================================================================================
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
WAS REACHED AS FOLLOWS:
                                                                                                                          Common and
                                                                                                         Taxable Auctioned Preferred
                                                                                                                       shares voting
                                                                                                                 together as a class
====================================================================================================================================
   For                                                                                                                    26,916,872
   Against                                                                                                                   166,293
   Abstain                                                                                                                   265,697
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                  27,348,862
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN REAL ESTATE INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Estate Income Fund as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at December 31, 2005, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                               Ernst & Young LLP


Chicago, Illinois
February 14, 2006

                        Nuveen Real Estate Income Fund (JRS)
                        Portfolio of
                                INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 89.6% (70.6% OF TOTAL INVESTMENTS)
                APARTMENTS - 13.9%

      215,300   Apartment Investment & Management Company, Class A                                                    $  8,153,411

      795,000   Archstone-Smith Trust                                                                                   33,302,550

      516,400   AvalonBay Communities, Inc.                                                                             46,088,700
------------------------------------------------------------------------------------------------------------------------------------

                Total Apartments                                                                                        87,544,661
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED - 4.1%

    1,500,000   Newkirk Realty Trust Inc.                                                                               23,250,000

      222,900   Spirit Finance Corporation                                                                               2,529,915
------------------------------------------------------------------------------------------------------------------------------------

                Total Diversified                                                                                       25,779,915
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE PROPERTY - 10.8%

      270,000   Cogdell Spencer Inc.                                                                                     4,560,300

    1,587,300   Nationwide Health Properties, Inc.                                                                      33,968,220

    1,740,300   Senior Housing Properties Trust                                                                         29,428,473
------------------------------------------------------------------------------------------------------------------------------------

                Total Health Care Property                                                                              67,956,993
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS - 0.7%

      492,564   Hersha Hospitality Trust                                                                                 4,438,002
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIAL PROPERTIES - 2.8%

      459,600   First Industrial Realty Trust, Inc.                                                                     17,694,600
------------------------------------------------------------------------------------------------------------------------------------


                OFFICE PROPERTIES - 35.8%

    1,286,200   Arden Realty, Inc.                                                                                      57,660,346

      477,300   Equity Office Properties Trust                                                                          14,476,509

    3,059,400   HRPT Properties Trust                                                                                   31,664,790

    1,265,500   Mack-Cali Realty Corporation                                                                            54,669,600

      264,600   Maguire Properties, Inc.                                                                                 8,176,140

    1,120,600   Reckson Associates Realty Corporation                                                                   40,319,188

    1,579,000   Republic Property Trust                                                                                 18,948,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Office Properties                                                                                225,914,573
------------------------------------------------------------------------------------------------------------------------------------


                REGIONAL MALLS - 10.4%

      971,000   The Macerich Company                                                                                    65,192,940
------------------------------------------------------------------------------------------------------------------------------------


                SELF STORAGE CENTERS - 3.3%

      984,200   U-Store-It Trust                                                                                        20,717,410
------------------------------------------------------------------------------------------------------------------------------------


                SHOPPING CENTERS - 7.8%

      239,600   Cedar Shopping Centers Inc.                                                                              3,371,172

      413,800   Federal Realty Investment Trust                                                                         25,096,970

      880,300   New Plan Excel Realty Trust                                                                             20,405,354
------------------------------------------------------------------------------------------------------------------------------------

                Total Shopping Centers                                                                                  48,873,496
------------------------------------------------------------------------------------------------------------------------------------

                Total Real Estate Investment Trust Common Stocks (cost $346,527,690)                                   564,112,590
------------------------------------------------------------------------------------------------------------------------------------


                                       11

                        Nuveen Real Estate Income Fund (JRS) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                                COUPON                         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 36.7% (29.0% OF TOTAL INVESTMENTS)


                APARTMENTS - 8.7%

      603,500   Apartment Investment & Management Company, Series R                          10.000%                 $  15,401,320
      461,100   Apartment Investment & Management Company, Series U                           7.750%                    11,453,724
      158,000   Apartment Investment & Management Company, Series Y                           7.875%                     3,965,800
      945,000   Home Properties Inc., Series F                                                9.000%                    24,258,150
------------------------------------------------------------------------------------------------------------------------------------

                Total Apartments                                                                                        55,078,994
                --------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED - 9.7%

    1,031,300   Crescent Real Estate Equities Company, Series A (Convertible)                 6.750%                    22,059,507
      850,000   Crescent Real Estate Equities Company, Series B                               9.500%                    22,355,000
      150,000   Lexington Corporate Properties Trust, Series B                                8.050%                     3,805,500
      497,623   PS Business Parks, Inc., Series F                                             8.750%                    12,654,553
------------------------------------------------------------------------------------------------------------------------------------

                Total Diversified                                                                                       60,874,560
                --------------------------------------------------------------------------------------------------------------------


                HOTELS - 6.0%

      130,000   Ashford Hospitality Trust, Series A                                           8.550%                     3,328,000
      339,000   Boykin Lodging Company, Series A                                             10.500%                     8,864,850
      310,000   FelCor Lodging Trust Inc., Series C, (2)                                      8.000%                     7,446,200
      120,000   Hersha Hospitality Trust, Series A                                            8.000%                     2,962,800
      592,000   LaSalle Hotel Properties, Series A                                           10.250%                    15,392,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Hotels                                                                                            37,993,850
                --------------------------------------------------------------------------------------------------------------------


                OFFICE PROPERTIES - 5.6%

       95,400   Alexandria Real Estate Equities Inc., Series B                                9.100%                     2,422,206
      160,000   Alexandria Real Estate Equities Inc., Series C                                8.375%                     4,120,800
      200,000   Corporate Office Properties Trust, Series G                                   8.000%                     5,069,000
       12,141   Highwoods Properties, Inc., Series A                                          8.625%                    13,415,805
      406,000   Maguire Properties, Inc., Series A                                            7.625%                     9,947,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Office Properties                                                                                 34,974,811
                --------------------------------------------------------------------------------------------------------------------


                REGIONAL MALLS - 5.5%

      113,000   Glimcher Realty Trust, Series F                                               8.750%                     2,895,625
       50,000   Glimcher Realty Trust, Series G                                               8.125%                     1,252,250
      400,000   Taubman Centers, Inc., Series H                                               7.625%                    10,100,000
      115,200   The Mills Corp., Series C                                                     9.000%                     2,975,616
      213,000   The Mills Corp., Series E                                                     8.750%                     5,452,800
      480,000   The Mills Corp., Series G                                                     7.875%                    12,090,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Regional Malls                                                                                    34,766,291
                --------------------------------------------------------------------------------------------------------------------


                SHOPPING CENTERS - 1.2%

      160,000   Cedar Shopping Centers Inc., Series A                                         8.875%                     4,285,008
      125,000   Saul Centers, Inc., Series A                                                  8.000%                     3,200,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Shopping Centers                                                                                   7,485,008
                --------------------------------------------------------------------------------------------------------------------

                Total Real Estate Investment Trust Preferred Stocks (cost $222,982,647)                                231,173,514
                --------------------------------------------------------------------------------------------------------------------


                                       12

   PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                                COUPON    MATURITY             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5% (0.4% OF TOTAL INVESTMENTS)

                Repurchase Agreement with State Street Bank, dated 12/30/05, repurchase price $2,851,228 collateralized by $2,950,000 U.S. Treasury
$       2,850    Notes, 4.000% due 11/15/12, value $2,909,438                                 3.250%     1/03/06      $  2,850,199
=============-----------------------------------------------------------------------------------------------------------------------

                 Total Short-Term Investments (cost $2,850,199)                                                          2,850,199
                 -------------------------------------------------------------------------------------------------------------------

                 Total Investments (cost $572,360,536) - 126.8%                                                        798,136,303
                 -------------------------------------------------------------------------------------------------------------------

                 Other Assets Less Liabilities - 0.5%                                                                    3,512,621
                 -------------------------------------------------------------------------------------------------------------------

                 Taxable Auctioned Preferred Shares, at Liquidation Value - (27.3)%                                   (172,000,000)
                 -------------------------------------------------------------------------------------------------------------------

                 Net Assets Applicable to Common Shares - 100%                                                        $629,648,924
                 ===================================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2005:

                                 FIXED RATE
                                       PAID        FIXED RATE    FLOATING RATE     FLOATING RATE                         UNREALIZED
                    NOTIONAL    BY THE FUND           PAYMENT         RECEIVED           PAYMENT      TERMINATION      APPRECIATION
COUNTERPARTY          AMOUNT   (ANNUALIZED)         FREQUENCY   BY THE FUND(3)         FREQUENCY             DATE    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Inc.   $43,000,000         4.800%           Monthly           4.320%           Monthly        2/06/2007        $ (48,259)
Citigroup Inc.    43,000,000         5.190%           Monthly           4.320%           Monthly        2/06/2009         (603,998)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(652,257)
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2)  Security is eligible for the Dividends Received Deduction.

               (3)  Based on LIBOR (London Inter-Bank Offered Rates).

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $572,360,536)                                                                              $798,136,303
Dividends and interest receivable                                                                                         4,816,151
Other assets                                                                                                                 29,532
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      802,981,986
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Unrealized depreciation on interest rate swaps                                                                              652,257
Accrued expenses:
   Management fees                                                                                                          399,406
   Other                                                                                                                    192,671
Taxable Auctioned Preferred share dividends payable                                                                          88,728
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   1,333,062
------------------------------------------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value                                                                172,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $629,648,924
====================================================================================================================================
Common shares outstanding                                                                                                28,136,413
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      22.38
====================================================================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    281,364
Paid-in surplus                                                                                                         391,118,113
Undistributed (Over-distribution of) net investment income                                                               13,125,937
Accumulated net realized gain (loss) from investments and derivative transactions                                                --
Net unrealized appreciation (depreciation) of investments and derivative transactions                                   225,123,510
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $629,648,924
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   Taxable Auctioned Preferred                                                                                            Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                              $ 29,011,102
Interest                                                                                                                    219,822
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                  29,230,924
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           6,943,225
Taxable Auctioned Preferred shares - auction fees                                                                           430,916
Taxable Auctioned Preferred shares - dividend disbursing agent fees                                                          25,171
Shareholders' servicing agent fees and expenses                                                                               6,010
Custodian's fees and expenses                                                                                               162,120
Trustees' fees and expenses                                                                                                  22,556
Professional fees                                                                                                            56,211
Shareholders' reports - printing and mailing expenses                                                                        98,959
Stock exchange listing fees                                                                                                   2,372
Investor relations expense                                                                                                  129,056
Other expenses                                                                                                               32,176
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      7,908,772
   Custodian fee credit                                                                                                         (44)
   Expense reimbursement                                                                                                 (2,362,641)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              5,546,087
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    23,684,837
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) from:
   Investments                                                                                                           43,150,661
   Interest rate swaps                                                                                                   (1,739,276)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                                          (18,591,745)
   Interest rate swaps                                                                                                    3,221,965
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                                  26,041,605
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                                                                                 (976,242)
From accumulated net realized gains                                                                                      (4,466,723)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to Taxable Auctioned Preferred shareholders        (5,442,965)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations                                      $ 44,283,477
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                               CHANGES IN NET ASSETS
                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                           12/31/05        12/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                  $ 23,684,837    $ 24,895,312
Net realized gain (loss) from:
   Investments                                                                                           43,150,661      18,980,955
   Interest rate swaps                                                                                   (1,739,276)     (4,017,763)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                          (18,591,745)    109,849,162
   Interest rate swaps                                                                                    3,221,965       3,346,462
Distributions to Taxable Auctioned Preferred shareholders:
   From net investment income                                                                              (976,242)     (1,353,325)
   From accumulated net realized gains                                                                   (4,466,723)     (1,218,577)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations                        44,283,477     150,482,226
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From net investment income                                                                            (8,022,508)    (19,333,368)
   From accumulated net realized gains                                                                  (38,683,938)    (17,762,374)
Tax return of capital                                                                                            --      (3,983,421)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Common shareholders                                                                                  (46,706,446)    (41,079,163)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares offering costs adjustments                                                                     67,319              --
Taxable Auctioned Preferred shares offering costs adjustments                                                25,537              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from capital share transactions            92,856              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                                        (2,330,113)    109,403,063
Net assets applicable to Common shares at the beginning of year                                         631,979,037     522,575,974
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                                              $629,648,924    $631,979,037
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of year                          $ 13,125,937    $    179,126
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of derivative instruments are also provided by an independent pricing service approved by the Fund's Board of Trustees. If the pricing service is unable to supply a price for a derivative instrument the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. In establishing fair value, the Board of Trustees, or its designee, will use a wide variety of market data including yields or prices of comparable securities, indications of value from security dealers, general market conditions and other information and analysis. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2005, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common Shareholders of a stated dollar amount based on the Fund's net investment income, net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to Taxable Auctioned Preferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the accompanying financial statements.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 55.38% ordinary income, 32.12% long-term and short-term capital gains, and 12.50% return of REIT capital. For the fiscal year ended December 31, 2004, the character of distributions to the Fund from the REITs was 58.07% ordinary income, 25.75% long-term and short-term capital gains, and 16.18% return of REIT capital.

For the fiscal years ended December 31, 2005 and December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the fiscal years ended December 31, 2005 and December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W and 1,720 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions
The Fund may invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the fiscal year ended December 31, 2005, nor during the fiscal year ended December 31, 2004.

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2005, aggregated $101,860,076 and $107,524,096, respectively.

Notes to
    FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2005, the cost of investments owned was $572,360,536.

The net unrealized appreciation of investments at December 31, 2005, aggregated $225,775,767, of which $228,404,453 related to appreciated securities and $2,628,686 related to depreciated securities.

The tax components of undistributed net ordinary income and net realized gains at December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                 $13,172,759
Undistributed net long-term capital gains                                    --
================================================================================
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005
--------------------------------------------------------------------------------
Distributions from net ordinary income *                            $ 9,490,892
Distributions from net long-term capital gains **                    42,608,613
================================================================================
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2005.

2004
--------------------------------------------------------------------------------
Distributions from net ordinary income *                            $20,708,231
Distributions from net long-term capital gains                       18,932,319
Tax return of capital                                                 3,983,421
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2005, the complex-level fee rate was .1895%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------

2001*                      .30%                  2007                       .25%
2002                       .30                   2008                       .20
2003                       .30                   2009                       .15
2004                       .30                   2010                       .10
2005                       .30                   2011                       .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

Notes to
    FINANCIAL STATEMENTS (continued)



6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, which resulted in the automatic termination of the agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreement took effect upon such settlement.

7. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a distribution of $.1450 per Common share which was paid on February 1, 2006, to shareholders of record on January 15, 2006.

Financial
       HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                               Investment Operations                                   Less Distributions
                         ----------------------------------------------------------------  -----------------------------------------
                                                    Distributions   Distributions
                                                         from Net            from
                                                       Investment         Capital
                                                        Income to        Gains to                 Net
              Beginning                                   Taxable         Taxable          Investment   Capital
                 Common                       Net       Auctioned       Auctioned           Income to  Gains to       Tax
                  Share         Net     Realized/       Preferred       Preferred              Common    Common    Return
              Net Asset  Investment    Unrealized          Share-          Share-              Share-    Share-        of
                  Value    Income(a)   Gain (Loss)        holders+        holders+  Total     holders   holders   Capital     Total
====================================================================================================================================
Year Ended 12/31:
2005             $22.46       $ .84         $ .93           $(.03)          $(.16)  $1.58       $(.29)   $(1.37)     $ --    $(1.66)
2004(b)           18.57         .88          4.56            (.05)           (.04)   5.35        (.69)     (.63)     (.14)    (1.46)
2003(c)           17.30         .12          1.38            (.01)             --    1.49        (.01)     (.08)     (.13)     (.22)
Year Ended 10/31:
2003              13.56         .85          4.38            (.05)           (.02)   5.16        (.97)     (.41)     (.04)    (1.42)
2002(d)           14.33        1.02          (.46)           (.07)           (.02)    .47        (.89)     (.25)       --     (1.14)
====================================================================================================================================
                                                                       Total Returns
                                                                  ---------------------
                          Offering
                         Costs and
                           Taxable                                              Based
                         Auctioned       Ending                                    on
                         Preferred       Common                    Based       Common
                             Share        Share      Ending           on    Share Net
                      Underwriting    Net Asset      Market       Market        Asset
                         Discounts        Value       Value        Value**      Value**
=======================================================================================
Year Ended 12/31:
2005                         $  --       $22.38      $19.99         4.75%        7.42%
2004(b)                         --        22.46       20.75        19.80        30.12
2003(c)                         --        18.57       18.73         6.49         8.69
Year Ended 10/31:
2003                            --        17.30       17.81        35.40        39.80
2002(d)                       (.10)       13.56       14.40         3.30         2.09
=======================================================================================
                                                         Ratios/Supplemental Data
                      --------------------------------------------------------------------------------------------
                                        Before Credit/Reimbursement     After Credit/Reimbursement***
                                        -----------------------------   -----------------------------
                                                     Ratio of Net                     Ratio of Net
                                          Ratio of     Investment         Ratio of      Investment
                           Ending         Expenses      Income to         Expenses       Income to
                              Net       to Average        Average       to Average         Average
                           Assets       Net Assets     Net Assets       Net Assets      Net Assets
                       Applicable       Applicable     Applicable       Applicable      Applicable      Portfolio
                        to Common        to Common      to Common        to Common       to Common       Turnover
                      Shares (000)          Shares++       Shares++         Shares++        Shares++         Rate
==================================================================================================================
Year Ended 12/31:
2005                     $629,649             1.28%          3.46%             .90%           3.85%            13%
2004(b)                   631,979             1.34           4.13              .94            4.52             14
2003(c)                   522,576             2.31*          4.07*            1.91*           4.47*             2
Year Ended 10/31:
2003                      486,814             2.51           5.17             2.09            5.59             26
2002(d)                   381,290             2.12*          6.71*            1.72*           7.11*            37
==================================================================================================================
                             Cumulative Taxable Auctioned
                              Preferred at End of Period
                       -----------------------------------------
                         Aggregate     Liquidation
                            Amount      and Market        Asset
                       Outstanding           Value     Coverage
                              (000)      Per Share    Per Share
================================================================
Year Ended 12/31:
2005                      $172,000         $25,000     $116,519
2004(b)                    172,000          25,000      116,857
2003(c)                    172,000          25,000      100,956
Year Ended 10/31:
2003                       172,000          25,000       95,758
2002(d)                    172,000          25,000       80,420
================================================================

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Investment Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(c)  For the period November 1, 2003 through December 31, 2003.
(d) For the period November 15, 2001 (commencement of operations) through October 31, 2002.
*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   o Ratios do not reflect the effect of dividend payments to Taxable
       Auctioned Preferred shareholders.
     o Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares.
     o For periods ended prior to December 31, 2004, each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares included the effect of the net interest expense incurred on interest rate swap transactions as follows:

       Year Ended 12/31:
         2003(c)                .91*
       Year Ended 10/31:
         2003                  1.03
         2002(d)                .68*


                                 See accompanying notes to financial statements.

                                  24-25 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             156
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  156
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       156
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                156
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation; Director
                                                          SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              154
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.

                                       26

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             156
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004), of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and member
                                                          of the Audit Committee of Premier Health Partners, the
                                                          not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     156
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       156
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               156
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       27

Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               156
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 156
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          156
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             156
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  156
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           156
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           156
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.


                                       28

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         156
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         156
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    156
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               156
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             156
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DISTRIBUTION INFORMATION

The Fund designates 0% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 7.80% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $135 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools



Logo: NUVEEN Investments

                                                                     EAN-A-1205D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                         Nuveen Real Estate Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005                                       $ 19,000                        $ 0                  $ 1,014         $ 3,750
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                                       $ 18,000                        $ 0                  $ 3,800         $ 3,550
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
December 31, 2005                                            $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
December 31, 2004                                            $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                      TOTAL NON-AUDIT FEES
                                                                       BILLED TO ADVISER AND
                                                                       AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                       PROVIDERS (ENGAGEMENTS      BILLED TO ADVISER AND
                                                                       RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                                TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                                   BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005                                        $ 4,764                  $ 282,575                      $ 0       $ 287,339
December 31, 2004                                        $ 7,350                        $ 0                      $ 0         $ 7,350

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated ("Security Capital" or "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, Security Capital will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital's proxy voting procedures and guidelines are available upon request by contacting your client service representative.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         SECURITY CAPITAL

A.   PORTFOLIO MANAGER BIOGRAPHIES

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion.

DAVID E. ROSENBAUM is a Managing Director of Security Capital Research & Management Incorporated where he leads the Investment Structuring Team. He is also Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1997, Mr. Rosenbaum was a Vice President at Lazard Freres & Co., LLC, where he structured investments in real estate operating companies.

B.       OTHER ACCOUNTS MANAGED BY SECURITY CAPITAL

------------------------------------------------------------------------------------------------------------------------------------
                                                   Nuveen Real Estate Income Fund
                                        Security Capital Research & Management Incorporated
------------------------------------------------------------------------------------------------------------------------------------
---------- ---------------------- ---------------------- --------------------- --------------- ---------------- --------------------
           Registered Investment   Other Pooled            Other Accounts         Registered    Other Pooled     Other Accounts
           Companies               Investment                                     Investment    Investment
                                   Vehicles                                       Companies     Vehicles
---------- --------- ------------ --------- ------------ --------- ----------- ------- ------- -------- ------- -------- -----------
           Number    Total        Number    Total        Number    Total       Number  Total   Number   Total   Number   Total
           of        Assets       of        Assets       of        Assets      of      Assets  of       Assets  of       Assets
           Accounts  ($billions)  Accounts  ($billions)  Accounts  ($billions) Accounts        Accounts         Accounts ($billions)
---------- --------- ------------ --------- ------------ --------- ----------- --------------- -------- ------- -------- -----------
Anthony R.
Manno Jr.      4     $0.8             1     $1.9            526    $2.1            -       -        -       -       5     $0.5
---------- --------- ------------ --------- ------------ --------- ----------- ------- ------- -------- ------- -------- -----------

Kenneth D.
Statz          4     $0.8             1     $1.9            518    $2.1            -       -        -       -       5     $0.5
---------- --------- ------------ --------- ------------ --------- ----------- ------- ------- -------- ------- -------- -----------

Kevin W.
Bedell         4     $0.8             1     $1.9            524    $2.1            -       -        -       -       5     $0.5
---------- --------- ------------ --------- ------------ --------- ----------- ------- ------- -------- ------- -------- -----------

David E.
Rosenbaum      4     $0.8             1     $1.9            525    $2.1            -       -        -       -       5     $0.5
---------- --------- ------------ --------- ------------ --------- ----------- ------- ------- -------- ------- -------- -----------

C.       POTENTIAL MATERIAL CONFLICTS OF INTEREST

         As shown in the above tables, the portfolio managers may manage accounts in addition to the registrant. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies to the registrant ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

         Responsibility for managing Security Capital's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

         Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the registrant or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

         Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

         Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Security Capital's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

D.       FUND MANAGER COMPENSATION

         The Portfolio Managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each Portfolio Manager. Cash bonuses are variable and are focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Base salaries are not based on the performance of any account. Cash bonuses are based on the profitability of the business as a whole as well as the investment performance of all accounts managed by the Portfolio Manager. Portfolio Manager compensation is not based on the value of assets held in the Funds portfolio.

E. OWNERSHIP OF JRS SECURITIES AS DECEMBER 31, 2005.

---------------------- ---------- ------------ ----------------- ------------------ ------------------ ------------- ------------
Portfolio Manager      None       $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,001-$500,000  $500,001 -    over
                                                                                                       $1,000,000    $1,000,000
---------------------- ---------- ------------ ----------------- ------------------ ------------------ ------------- ------------
Anthony R. Manno Jr.                                   X
---------------------- ---------- ------------ ----------------- ------------------ ------------------ ------------- ------------
Kenneth D. Statz                                                                             X
---------------------- ---------- ------------ ----------------- ------------------ ------------------ ------------- ------------
Kevin W. Bedell            X
---------------------- ---------- ------------ ----------------- ------------------ ------------------ ------------- ------------
David E. Rosenbaum                                                        X
---------------------- ---------- ------------ ----------------- ------------------ ------------------ ------------- ------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the reporting period and implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.